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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S)240.14a-12

                                  FISERV, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (B) 240.14a-101.
SEC 1913 (3-99)

               Preliminary Proxy Materials Dated January 31, 2003

                           [LETTER HEAD OF Fiserv(R)]

February 28, 2003



To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Fiserv, Inc. (the "Company"), to be held at the Company's corporate offices at 10:00 a.m. Central time on Thursday, April 3, 2003, in the Company's Education Center located on the second floor.

Information about the meeting and the matters on which shareholders will act is set forth in the accompanying Notice of Meeting and Proxy Statement. Following action on these matters, management will present a current report on the activities of the Company. At the meeting, we will welcome your comments on or inquiries about the business of the Company that would be of interest to shareholders generally.

At your earliest convenience, please review the information on the business to come before the meeting.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the Annual Meeting in person. Whether or not you plan to attend the meeting, please mark, sign and return your Proxy Card promptly in the enclosed envelope, which requires no postage if mailed in the United States. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Thank you for your prompt attention.

Sincerely,

/s/ Leslie M. Muma

Leslie M. Muma
President and Chief Executive Officer

                                [LOGO] Fiserv(R)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 3, 2003

To the Shareholders of Fiserv, Inc.:

The Annual Meeting of Shareholders of Fiserv, Inc. (the "Company") will be held at the Company's corporate offices at 255 Fiserv Drive, Brookfield, Wisconsin 53045, on Thursday, April 3, 2003, at 10:00 a.m. Central time for the following purposes, which are set forth more completely in the accompanying Proxy
Statement:

     1. To elect three Directors to serve for a three-year term expiring in 2006, and in each case until their successors are elected and qualified;

     2. To approve an amendment to the Company's Restated Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 450,000,000; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on February 14, 2003, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors


/s/ Charles W. Sprague

Charles W. Sprague
Secretary
February 28, 2003

Your vote is important. The Proxy Statement is included with this notice. To vote your shares, please mark, sign, date and return your Proxy Card as soon as possible. A return envelope is enclosed for your convenience. Shareholders attending the meeting may withdraw their proxies at any time prior to the exercise thereof as further described herein.

                                 PROXY STATEMENT

Solicitation of Proxies

This Proxy Statement is being mailed on or about February 28, 2003, to the holders of record as of February 14, 2003, of Common Stock ("Common Stock") of Fiserv, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies for the Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held at the Company's corporate offices, 255 Fiserv Drive, Brookfield, Wisconsin 53045, at 10:00 a.m. Central time on April 3, 2003, and at any and all adjournments or postponements thereof. Any shareholder appointing a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary written notice thereof (Charles W. Sprague, Executive Vice President, General Counsel, Secretary and Chief Administrative Officer, Fiserv, Inc., 255 Fiserv Drive, Brookfield, Wisconsin 53045); (ii) appointing a new proxy; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person.

The cost of solicitation of proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview, telephone or electronic communication, in addition to the use of the mail, by Directors, officers and regular employees of the Company, without additional compensation therefor. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record to the beneficial owners of such shares. The Company will reimburse such holders for their reasonable out-of-pocket expenses.

Proxies solicited hereby will be returned to the Board of Directors, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employees or Directors of the Company, or any of its affiliates.

Purposes of Annual Meeting

The Annual Meeting has been called for the purposes of: (i) electing three Directors to serve for a three-year term expiring in 2006; (ii) approving an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 450,000,000; and
(iii) transacting such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The persons named as proxies in the enclosed proxy card have been selected by the Board of Directors and will vote shares represented by valid proxies. They have indicated that, unless otherwise specified in the proxy card, they intend to vote (i) to elect as Directors the nominees noted herein; and (ii) to approve the amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 450,000,000. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a Director. In the event, however, of the death or unavailability of any nominee or nominees, the proxy to vote in favor of the election of such nominee or nominees will be voted for such other person as the Board of Directors may recommend.

The Company has no knowledge of any other matters to be presented at the Annual Meeting. In the event other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, the persons named in the proxy card will vote in accordance with their best judgment on such matters.

Voting Securities

The Board of Directors has fixed the close of business on February 14, 2003, as the record date (the "Voting Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting. On the Voting Record Date, there were ___________ shares of Common Stock outstanding and entitled to vote, and the Company had no other class of securities outstanding. All of these shares are to be voted as a single class, and each holder is entitled to one vote for each share held of record on all matters submitted to a vote of shareholders. The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. A quorum being present, the approval of the amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares from 300,000,000 to 450,000,000 and all other matters, other than the election of Directors, shall require the affirmative vote of a majority of the total votes cast in person or by proxy in order to be approved. Directors will be elected by a plurality of votes cast at the Annual Meeting. Abstentions will be included in the determination of shares present and voting for purposes of determining whether a quorum exists. Broker non-votes will not be so included. Neither abstentions nor broker non-votes will be counted in determining whether a proposal has been approved. In the event there are not sufficient votes for a quorum or to approve any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

An individual who has a beneficial interest in shares allocated to his or her account under the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries or the Fiserv Predecessor Employer Retirement Plan (collectively, the "Plans") is being sent this Proxy Statement and a proxy card to provide instructions to vote the shares of Common Stock allocated to his or her account. A participant may use the proxy card to give directions to the Trustees of the Plans as to how his or her allocated shares should be voted by completing, signing, dating and returning the proxy card. If the participant does not sign and return this card, or if the participant does not attend the meeting and vote by ballot, the Trustees of the Plans will vote the shares in the same manner and in the same proportion as the shares for which voting instructions are received from other participants, except that the Trustees, in the exercise of their fiduciary duties, may determine that they must vote the shares in some other manner.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth information with respect to the beneficial ownership of Common Stock as of December 31, 2002 (except as otherwise noted below) by: (i) each shareholder known to the Company to own beneficially more than 5% of the shares of Common Stock outstanding, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "Commission"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) each Director and Director nominee of the Company; (iii) each of the executive officers of the Company appearing in the Summary Compensation Table on page 9; and (iv) all Directors and executive officers as a group. Except as otherwise indicated, persons listed have sole voting and investment power over shares beneficially owned.

The following table sets forth information as reported to the Commission as of December 31, 2002, with respect to each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock.

Name and Address                                Amount of
of Beneficial Owner                        Beneficial Ownership(1)      Percent of Class
----------------------------------------------------------------------------------------
AIM Management Group Inc.
11 Greenway Plaza, Suite 100
Houston, Texas  77046 ...................     14,273,065                       7.4%

Janus Capital Corporation
100 Fillmore Street, Suite 400
Denver, Colorado  80206 .................     10,702,717                       5.6%

(1) These amounts represent the number of shares beneficially owned, as disclosed in certain reports regarding ownership filed with the Commission, in accordance with Sections 13(d) and 13(g) of the Exchange Act.

The following table sets forth information furnished to the Company as of December 31, 2002, with respect to the beneficial ownership of the Company's Common Stock by each Director and nominee, certain named executive officers and by all Directors and executive officers as a group.

                                           Number of Shares of
                                               Common Stock
         Name                            Beneficially Owned /(1)(2)/    Percent of Class
----------------------------------------------------------------------------------------
Leslie M. Muma ............................    2,245,049                       1.2%
Donald F. Dillon ..........................    7,254,935                       3.8%
Kenneth R. Jensen .........................    1,798,338                          *
Norman J. Balthasar .......................      886,158                          *
Dean C. Schmelzer .........................      359,940                          *
Daniel P. Kearney .........................       11,140                          *
Gerald J. Levy ............................      198,990                          *
Glenn M. Renwick ..........................        1,346                          *
L. William Seidman ........................      132,611                          *
Thekla R. Shackelford .....................       92,434                          *
All Directors and executive
officers as a group (19 persons) ..........   14,223,673                       7.4%

* Amount represents less than 1% of the total number of shares of Common Stock outstanding on December 31, 2002.

(1) Includes shares of Common Stock held directly by the individuals as well as by members of such individuals' immediate family who share the same household, shares held in trust and other indirect forms of ownership over which shares the individuals exercise sole or shared voting and/or investment power. Each person on the above table disclaims beneficial ownership of shares owned by his or her spouse, minor children or other relatives.

(2) Includes stock options, which, as of December 31, 2002, were exercisable currently or within 60 days as follows: Mr. Muma -1,738,945; Mr. Dillon - 983,575; Mr. Jensen - 1,336,228; Mr. Balthasar - 553,746; Mr. Schmelzer -
      314,396; Mr. Kearney - 11,140; Mr. Levy - 104,029; Mr. Renwick - 346; Mr.
      Seidman - 95,029; Ms. Shackelford - 89,059; and all Directors and executive officers as a group - 5,965,204.

                  MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

Matter 1.  Election of Directors

The following is a summary of certain information concerning the nominees for Director and continuing Directors of the Company. There are no family relationships among any of the Directors and/or executive officers of the Company. No person being nominated as a Director is being proposed for election pursuant to any agreement or understanding between any person and the Company.

Nominees for three-year term expiring in 2006
Daniel P. Kearney (age 63) has been a Director of the Company since 1999. Mr. Kearney is a Financial Consultant and served as Chief Investment Officer of Aetna, Inc. from 1991 to 1998. In 1995, he assumed the additional responsibility of President of Aetna's annuity, pension and life insurance division, retiring in 1998. Prior to joining Aetna, Mr. Kearney was President and Chief Executive Officer of the Resolution Trust Corporation Oversight Board. Before that, he was a principal at Aldrich, Eastman and Waltch, Inc., a Boston-based pension fund advisor. From 1977 to 1988, Mr. Kearney was with Salomon Brothers, Inc. as Managing Director of its Real Estate Financing Department and a founder of its Mortgage Securities Department, and from 1976 to 1977 he was Associate Director of the Office of Management and Budget for the U.S. federal government. He served as President of the Government National Mortgage Association (Ginnie Mae) from 1974 to 1976, Deputy Assistant Secretary of the Department of Housing and Urban Development from 1973 to 1974, and as Executive Director of the Illinois Housing Development Authority from 1969 to 1973. Previously, he was in private law practice in Chicago, Illinois. Mr. Kearney has over 30 years experience in the banking, insurance and legal industries. Mr. Kearney also serves as a Director of MGIC Investment Corporation (mortgage insurance), Milwaukee, Wisconsin; MBIA, Inc. (insurance), Armonk, New York; and Great Lakes Real Estate Investment Trust (real estate), Oak Brook, Illinois. Principal Occupation:
Financial Consultant.

Leslie M. Muma (age 58) has been a Director of the Company since it was established in 1984. He was named Chief Executive Officer in 1999. Mr. Muma served as President and Chief Operating Officer of the Company from 1984 to 1999. From 1971 to 1984, Mr. Muma was the President of one of the Company's predecessors, Data Management Resources, Inc., a wholly owned subsidiary of Freedom Savings & Loan Association, Tampa, Florida. Mr. Muma has over 35 years of data processing experience. He also serves as a Director of MGIC Investment Corporation (mortgage insurance), Milwaukee, Wisconsin. Principal Occupation:
President and Chief Executive Officer of the Company.

L. William Seidman (age 81) has been a Director of the Company since 1992. Mr. Seidman was Chairman of the Federal Deposit Insurance Corporation from October 1985 to October 1991 and Chairman of the Resolution Trust Company from 1989 to October 1991. From 1982 to 1985, he was Dean of the College of Business at Arizona State University, Tempe, Arizona. From 1977 to 1982, he was Vice Chairman and Chief Financial Officer of Phelps Dodge Corporation. Mr. Seidman was President Gerald Ford's Assistant for Economic Affairs from 1974 to 1977. From 1968 to 1974, he was managing partner of Seidman & Seidman, Certified Public Accountants. He served as Chairman in 1970 and Director of the Detroit Branch of the Federal Reserve Bank of Chicago from 1966 to 1970. He also was Special Assistant for Financial Affairs to Michigan Governor George Romney from 1963 to 1966. Mr. Seidman also serves as a Director of Clark/Bardes, Inc. (insurance/benefits), Dallas, Texas; InteliData, Inc. (financial services), Herndon, Virginia; and LML Payment, Inc. (financial services), Vancouver, British Columbia. Principal Occupation: Chief Commentator for CNBC-TV, Publisher of Bank Director and Board Member magazines, and Industry Consultant.

The affirmative vote of a plurality of the votes cast is required for the election of Directors. Unless otherwise specified, the shares of Common Stock represented by the proxies solicited hereby will be voted in favor of the above-described nominees.

The Board of Directors recommends that you vote FOR the election of the nominees for Director.

Information With Respect to Continuing Directors

Continuing terms expiring in 2004:
Kenneth R. Jensen (age 59) has been Executive Vice President, Chief Financial Officer, Treasurer, Assistant Secretary and a Director of the Company since it was established in 1984. He became Senior Executive Vice President of the Company in 1986. In 1983, Mr. Jensen was Chief Financial Officer of SunGard Data Systems, Inc., a computer services company. From 1968 to 1982, Mr. Jensen was a founder and Chief Financial Officer of Catallactics Corporation, a financial services company, and from 1974 to 1980, also was Chief Financial Officer of Market Research Corporation of America. Mr. Jensen has over 40 years of experience in the data processing industry. He also serves as a Director of Alliance Data Systems Corporation (credit card processing), Dallas, Texas. Principal Occupation: Senior Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary of the Company.

Thekla R. Shackelford (age 68) was appointed a Director of the Company in 1994. Ms. Shackelford is an Educational Consultant who owns and operates her own consulting firm. She served as President of the National Professional Association for Education Consultants from 1987 to 1988. Prior to 1987, she was Director of Development of the Buckeye Boys Ranch located in Columbus, Ohio. She currently is serving as Chairman of the I KNOW I CAN and Project GRAD boards in Columbus, Ohio, and is on the Board of the Ohio State University Foundation. She is a Director of Wendy's International, Inc. (restaurants), Columbus, Ohio. Ms. Shackelford is the recipient of numerous awards for community service and educational achievements. Principal Occupation: Educational Consultant.

Continuing terms expiring in 2005:
Donald F. Dillon (age 62) has been Chairman of the Board of Directors since July 2000. Mr. Dillon served as Vice Chairman of the Board of Directors from May 1995 to June 2000. In 1976, Mr. Dillon and an associate founded Information Technology, Inc. ("ITI"), a software company, which has grown to become a leading national provider of banking software and services. ITI was acquired by the Company in May 1995, and Mr. Dillon continues in his position as Chairman of ITI. From 1966 to 1976, Mr. Dillon was with the National Bank of Commerce, Lincoln, Nebraska, and served as Senior Vice President - Information Management Division. Mr. Dillon has over 35 years of experience in the financial and data processing industries. He also serves as Chairman of the Board of Trustees and Executive Committee Member for Doane College in Crete, Nebraska, and is a member of the Board of Trustees for the University of Nebraska and a member of the University of Nebraska's Directors Club. Principal Occupation: Chairman of the Board of Directors of the Company and Chairman of ITI.

Gerald J. Levy (age 70) has been a Director of the Company since 1986. He is known nationally for his involvement in various financial industry organizations. Mr. Levy is a past Director and Chairman of the United States League of Savings Institutions, and served as Chairman of its Government Affairs Policy Committee. Since 1959, Mr. Levy has served Guaranty Bank, F.S.B., Milwaukee, Wisconsin, in various capacities, including as Chairman since 2002 and Chief Executive Officer from 1973 to 2002. He also serves as a Director of Guaranty Bank, F.S.B. and Guaranty Financial M.H.C., the holding company of Guaranty Bank, F.S.B., both in Milwaukee, Wisconsin, and Republic Mortgage Insurance Company, Winston-Salem, North Carolina. Principal Occupation: Chairman of Guaranty Bank, F.S.B.

Glenn M. Renwick (age 47) was appointed a Director of the Company in November of 2001. Mr. Renwick is President and Chief Executive Officer of The Progressive Corporation, an insurance company. Prior to being named Chief Executive Officer in January 2001, Mr. Renwick served as Chief Executive Officer - Insurance Operations and Business Technology Process Leader from 1998 through 2000. Prior to that, he led Progressive's Consumer Marketing group, and before that he served as President of various divisions within Progressive. Mr. Renwick joined Progressive in 1986 as Auto Product Manager for Florida. Mr. Renwick holds an undergraduate degree in Mathematics and Economics from the University of Canterbury, Christchurch, New Zealand, and earned a Master's Degree in Engineering from the University of Florida, Gainesville. He also serves as a Director of The Progressive Corporation. Principal Occupation: President and Chief Executive Officer of Progressive.

Matter 2. Amendment to the Restated Articles of Incorporation to Increase Authorized Shares of Common Stock.

The Company currently has 325,000,000 shares of capital stock authorized consisting of 300,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock. As of the Voting Record Date, __________ shares of Common Stock were issued and outstanding, and 10,012,089 shares of Common Stock were reserved for issuance under the Company's employee stock purchase and stock option plans. Accordingly, there now are only __________ authorized shares of Common Stock that are not reserved and that may be issued for any future business purposes by the Company, including stock dividends.

The Board of Directors has approved for submission to shareholders, and recommends that the shareholders approve, an amendment to the Company's Restated Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 450,000,000.

The purpose of increasing the number of authorized shares of Common Stock is to have additional shares available for general corporate purposes, including stock dividends, stock splits, issuing stock in acquisitions, issuing stock in connection with employee incentive and retirement plans, raising additional equity capital and other uses. The Company has no current plans to issue any shares of Common Stock from this proposed increase. However, by approving this increase now in advance of any specific need, the Company believes that it will have the flexibility to act in a timely manner when and as the need to issue additional shares in the future does arise, without the delay and expense that would be required at that time to obtain shareholder approval of such an increase at a special meeting.

The Board of Directors has not proposed the increase in the amount of authorized Common Stock with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company, which may adversely affect the ability of the Company's shareholders to obtain a premium for their shares of Common Stock and, accordingly, have a negative effect on the price of the Company.

If the amendment to the Restated Articles of Incorporation is approved, the Board of Directors generally may issue the additional authorized shares of Common Stock at any time for any proper corporate purpose without further shareholder approval. In some instances, shareholder approval for the issuance of additional shares may be required by the Wisconsin Business Corporation Law or the requirements of the Nasdaq National Market. Except in such cases, it is not anticipated that further shareholder authorization will be solicited.

The proposed amendment would amend and restate the first sentence of Article III of the Company's Restated Articles of Incorporation to read as follows (proposed additions are indicated by underlining, and proposed deletions are indicated by overstriking):

                  The total number of shares of stock which the Corporation shall have authority to issue is [325,000,000] 475,000,000
                                                                 -----------
                  shares, of which [300,000,000] 450,000,000 shares shall be
                                                 -----------
                  designated Common Stock, having a par value of $.01 per share; and 25,000,000 shares shall be designated as Preferred Stock, having no par value per share.

The affirmative vote of a majority of the shares of the Common Stock represented and voted in person or by proxy at the Annual Meeting (assuming a quorum is present) is required for approval to adopt the amendment to the Restated Articles of Incorporation.

The Board of Directors recommends that you vote FOR adoption of the amendment to the Restated Articles of Incorporation.

Meetings of the Board of Directors and Committees of the Board of Directors

The Board of Directors held four regular meetings during 2002. During 2002, each Director attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors held during his or her tenure as a Director or committee member. The Board of Directors has standing Compensation, Audit, and Nominating and Corporate Governance Committees.

The Compensation Committee evaluates the performance of the Company's executive officers, approves executive officer compensation and reviews management's recommendations as to the compensation of other key personnel and makes recommendations to the Board of Directors regarding the types, methods and levels of Director compensation, administers the compensation plans for the officers, Directors and key employees, and discharges certain other responsibilities of the Board of Directors when so instructed by the Board of Directors. The members of the Compensation Committee are Messrs. Kearney (Chairman), Levy, Renwick and Seidman and Ms. Shackelford. The Compensation Committee held two meetings during 2002.

The Audit Committee's primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls, which management and the Board of Directors have established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, the Company's internal audit function and the independent auditors. In connection with its responsibilities, the Audit Committee is directly and solely responsible for the appointment, compensation and oversight of the work of the independent auditors. The members of the Audit Committee are Messrs. Seidman (Chairman) Kearney, Renwick and Ms. Shackelford. The Audit Committee held five meetings during 2002.

The Nominating and Corporate Governance Committee assists the Board of Directors in identifying and evaluating potential nominees for a Directorship, and recommending qualified nominees to the Board for consideration. The Nominating and Corporate Governance Committee selects the Director nominees to stand for election at the Company's Annual Meetings of Shareholders and to fill vacancies occurring on the Board. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders, but has no established procedures which shareholders must follow to make a recommendation. The Company's By-laws also provide for shareholder nominations of candidates for election as Directors. These provisions require such nominations to be made pursuant to timely notice (as specified in the By-laws) in writing to the Chairman of the Board and/or President of the Company. In addition, the Nominating and Corporate Governance Committee oversees the corporate governance procedures of the Company. The members of the Nominating and Corporate Governance Committee are Ms. Shackelford (Chairman) and Messrs. Kearney, Levy, Renwick and Seidman. The Nominating and Corporate Governance Committee held one meeting during 2002.

Compensation of Directors

Directors who are officers or employees of the Company receive no compensation for service as members of the Board of Directors of the Company or for service on committees of the Board of Directors. A Director who is not an officer or employee of the Company receives an annual fee of $20,000 for service on the Board of Directors of the Company, plus $1,500 for attendance at Board of Director meetings and $400 for attendance at telephonic Board of Director meetings. Each outside Director is granted options to acquire, at the fair market value on the date of grant, 12,000 shares of Common Stock of the Company upon election to each new three-year term and 400 shares of Common Stock for attendance at each regular Board of Director meeting. The options granted vest 20% per year and expire 10 years from the date of the award.

Compensation of Executive Officers

The following table sets forth in summary form all compensation, as defined in regulations of the Commission, paid by the Company and its subsidiaries during each of the three years ended December 31, 2002, to the Company's Chief Executive Officer and the next four highest paid executive officers whose total annual salary and bonus for 2002 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                     Long-Term
                                                           Annual                  Compensation
                                                                                   ------------
                                                      Compensation/(1)/        Securities Underlying       All Other
                                                      -----------------
Name and Principal Position             Year       Salary        Bonus/(2)/         Options/(3)/        Compensation/(4)/
---------------------------             ----       ------        ----------         ------------        -----------------
Leslie M. Muma                          2002       $775,000       $683,000            156,052              $11,900
   President and Chief Executive        2001        735,000        618,563            239,203               15,300
   Officer                              2000        699,500        501,800            188,799               14,400

Donald F. Dillon                        2002        690,000        561,680            138,113               11,900
   Chairman of the Board,               2001        657,000        551,700            211,581               15,300
   Chairman of Information              2000        625,000        350,000            167,017               14,400
   Technology, Inc.

Kenneth R. Jensen                       2002        575,000        467,600            120,171               11,900
   Senior Executive Vice                2001        545,000        456,700            183,960               15,300
   President, CFO and Treasurer         2000        519,000        378,735            145,231               14,400

Norman J. Balthasar                     2002        530,000        434,145            113,375               13,600
   Senior Executive Vice                2001        479,200        327,750            103,275               15,300
   President, Chief Operating           2000        425,000        252,500             89,100               14,400
   Officer

Dean C. Schmelzer                       2002        335,000        238,228             46,763               11,900
   Group President,                     2001        318,000        199,822             55,012               15,300
   Marketing & Sales                    2000        294,000        174,700             54,450               14,400

 (1) Perquisites provided to the named executive officers by the Company did not exceed the lesser of $50,000 or 10% of each named executive officer's total annual salary and bonus during the fiscal years indicated and, accordingly, are not included.

 (2) Bonus payments are typically paid in February or March for the previous year's performance and represent the amount paid for cash incentive compensation and profit sharing.

 (3) Adjusted to recognize a 3-for-2 stock split effective in August 2001. Options are typically granted in February for the previous year's performance.

 (4) Amounts shown in this column represent the Company's matching contributions on behalf of the named executive officers under the Company's 401(k) Plan.

The following table sets forth certain information concerning individual grants of stock options to those individuals listed in the Summary Compensation Table during 2002.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                          Individual Grants
------------------------------------------------------------------------------------------------------
                             Number of       % of Total
                            Securities        Options
                            Underlying       Granted to       Exercise                      Grant
                              Options       Employees in       Price       Expiration   Date Present
          Name              Granted/(1)/   Fiscal Year/(2)/    ($/Sh)         Date        Value/(3)/
          ----              -----------    ---------------     ------         ----        ---------
Leslie M. Muma               156,052           10.3            41.57        2/13/12      $3,146,898
Donald F. Dillon             138,113            9.1            41.57        2/13/12       2,785,145
Kenneth R. Jensen            120,171            7.9            41.57        2/13/12       2,423,332
Norman J. Balthasar          113,375            7.5            41.57        2/13/12       2,286,286
Dean C. Schmelzer             46,763            3.1            41.57        2/13/12         943,009

/(1)/ The Company's Stock Option Plan provides for grants of Common Stock to employees and Directors. In general, the options are granted with an option price not less than the fair market value of the underlying shares on the date of grant, with 20% of the options becoming exercisable annually and expiring 10 years from the date of the grant.

/(2)/ Options to purchase 1,519,383 shares of Common Stock were granted to employees under the Company's Stock Option Plan during 2002.

/(3)/ These values were calculated using the Black-Scholes single option pricing model, a formula widely used and accepted for valuing traded stock options. The model is based on immediate exercisability and transferability, which are not features of the options shown in the table. Any ultimate value will depend on the market value of the Common Stock at a future date. The following assumptions were used to calculate the values shown: expected price volatility of 50.0%, risk-free rate of return of 4.4% and option holding period of five years.

The following table sets forth certain information concerning the exercise of stock options granted under the Company's Stock Option Plans by each of the executive officers named in the Summary Compensation Table during 2002.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                               Number of                      Value of
                                                         Securities Underlying               Unexercised
                            Shares                            Unexercised                   In-the-Money
                           Acquired                           Options at                     Options at
                              On          Value             Fiscal Year End              Fiscal Year End/(1)/
                                                     -------------------------------------------------------------
          Name             Exercise     Realized      Exercisable   Unexercisable    Exercisable   Unexercisable
------------------------------------------------------------------------------------------------------------------
Leslie M. Muma                   0     $        0    1,585,911         380,108      $32,702,578      $1,453,093

Donald F. Dillon                 0              0      848,225         336,256       13,609,659       1,284,962

Kenneth R. Jensen                0              0    1,218,562         292,400       25,123,162       1,116,808

Norman J. Balthasar              0              0      475,181         205,720        8,084,009         690,179

Dean C. Schmelzer           90,722      4,025,676      273,145         102,206        4,844,240         412,999

/(1)/ The value of Unexercised In-the-Money Options is based upon the difference between the fair market value of the Common Stock underlying the stock options and the exercise price of the options at December 31, 2002.

Agreements with Executive Officers

The Company has in effect key executive employment and severance agreements ("KEESAs") with certain executive officers of the Company, including Messrs. Muma, Dillon, Jensen, Balthasar and Schmelzer. The KEESAs provide that each executive officer who is a party thereto is entitled to benefits if, within three years after a change in control of the Company (as defined in the KEESAs), the executive officer's employment is ended through (i) termination by the Company, other than by reason of death or disability or for cause (as defined in the KEESAs), (ii) termination by the executive officer for good reason (as defined in the KEESAs) or (iii) in the case of Messrs. Muma, Dillon, Jensen and Balthasar only, termination by the executive officer following the six-month anniversary of the change of control. The benefits provided are (i) a cash termination payment of two times the sum of the executive officer's annual salary and his highest annual bonus during the three years before the change in control and (ii) continuation for up to three years of life, disability, hospitalization, medical and dental insurance coverage as in effect at the termination. Each KEESA provides that if any portion of the benefits under the KEESA or any other agreement for the executive officer would constitute an "excess parachute payment" for purposes of the Internal Revenue Code, then the executive officer will have the option either to receive the total payments and pay the 20% excise tax imposed by the Internal Revenue Code or to have the total payments reduced such that the executive officer will not be required to pay the excise tax.

Compensation Committee Report on Executive Compensation

In accordance with its written charter, the Compensation Committee of the Board of Directors is responsible for establishing compensation for the Company's Chairman; President and Chief Executive Officer; Senior Executive Vice President and Chief Financial Officer; Senior Executive Vice President and Chief Operating Officer; and Corporate Executive Vice Presidents (the "Executives"). In so doing, the Compensation Committee has developed and implemented compensation policies and programs which seek to enhance the long-term profitability of the Company, thereby contributing to the value of shareholders' investment.

Base Salary. Each Executive's base salary is derived primarily through an analysis of appropriate industry and competitive labor markets for executive officers. Based upon the Company's performance over the past five years when compared to companies comprising the S&P 500 and the Nasdaq Computer and Data Processing Services Industry Index, the Compensation Committee believes that the level of compensation for the Executives is commensurate with that which is being paid to senior executives by other companies in similar businesses.

Incentive Compensation Plan. For each of the Executives, a cash incentive compensation plan is established at the beginning of each fiscal year in connection with the establishment of the Company's strategic plans and annual operating budgets. Each Executive's plan establishes a range for incentive compensation and a number of performance objectives. The performance objectives generally include earnings per share growth, the financial performance of an Executive's business unit, and/or various other measurable financial and non-financial objectives.

Stock Option Awards. In addition to annual cash compensation, the Compensation Committee establishes criteria pursuant to which the Executives may also qualify for the award of options to acquire the Company's Common Stock at a price equal to the market value of the Common Stock on the date of grant. Awards are based 75% on growth in earnings per share and 25% on revenue growth. If the revenue growth percentage exceeds that for earnings per share, the earnings per share growth percentage will replace the revenue growth percentage in determining awards. The minimum growth required to earn awards is 10% and the maximum annual award to any Executive is 1,012,500 shares.

Mr. Muma's 2002 Compensation. Compensation for the Chief Executive Officer aligns with the philosophy and practices discussed above for the other senior executive officers. At the beginning of each year, the Compensation Committee sets a target bonus amount for the Chief Executive Officer. For compensation paid in 2002, Mr. Muma's performance goals were established based on strategic and financial measurements, including a target level of earnings per share and implementation of the Company's acquisition and internal growth strategies. Of these factors, the Company's target level of earnings per share carried a significantly greater weight than the aggregate weight assigned to the remaining factors. Mr. Muma's incentive compensation paid in 2002 reflects favorable achievement of the established performance objectives, particularly earnings per share and revenue growth, the key determinants of Mr. Muma's incentive compensation. The Compensation Committee awarded Mr. Muma stock options in accordance with the criteria described above for other senior executives.

Section 162(m). Section 162(m) of the Internal Revenue Code limits the Company's income tax deduction for compensation paid in any taxable year to certain executive officers to $1,000,000, subject to several exceptions. It is the policy of the Compensation Committee that the Company should use its best efforts to cause any compensation paid to Executives in excess of such dollar limit to qualify for such exceptions and, therefore, to continue to be deductible by the Company. In particular, the Company's Stock Option Plan and Executive Incentive Compensation Plans were designed to permit awards made under the plans to qualify for Section 162(m)'s exception for "performance-based compensation."

Committee Members:          Daniel P. Kearney, Chairman
                            Gerald J. Levy
                            Glenn M. Renwick
                            L. William Seidman
                            Thekla R. Shackelford

Stock Price Performance Graph

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
                         FISERV, INC., S&P 500 INDEX AND
               NASDAQ COMPUTER AND DATA PROCESSING SERVICES INDEX
       (Assumes initial investment of $100 and reinvestment of dividends.)

                                                       1997        1998        1999        2000         2001        2002
Fiserv, Inc.                                          100.0       157.1       175.5       217.3        290.8       233.2
S & P 500                                             100.0       129.0       156.3       142.4        125.7        97.7
Nasdaq Computer and Data Processing Services          100.0       178.4       392.4       180.6        145.4       100.3

Assumes $100 invested on December 31, 1997, in each of Company Common Stock, S&P 500 Index and Nasdaq Computer and Data Processing Services Index and reinvestment of all dividends paid during the five-year period ended December 31, 2002.

Audit Committee Report

In accordance with its written charter, an amended copy of which is attached hereto as Exhibit A, adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Each of the members of the Audit Committee is independent as defined in the Nasdaq listing standards.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence. Consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," the Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and internal audit organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope and identification of audit risks. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

The Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements of the Company for 2002. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for 2002, for filing with the Commission. The Audit Committee also reappointed the independent auditors.

Committee Members:      L. William Seidman, Chairman
                        Daniel P. Kearney
                        Glenn M. Renwick
                        Thekla R. Shackelford

Independent Auditors

The Company's independent auditors for the year ended December 31, 2002, were Deloitte & Touche LLP, Milwaukee, Wisconsin. The Audit Committee has appointed Deloitte & Touche LLP to perform the audit of the Company's financial statements for the year ended December 31, 2003. A representative of Deloitte & Touche LLP is expected to be present at the meeting with an opportunity to make a statement if so desired and to answer appropriate questions.

For 2002, fees for services provided by Deloitte & Touche LLP were as follows:

Audit Fees/(1)/                                                             $  964,000
Financial information systems design and implementation                              -
All other fees/(2)/                                                            801,000
                                                                      -----------------
Total                                                                       $1,765,000
                                                                      =================

/(1)/ Audit of 2002 annual financial statements and review of financial statements included in Forms 10-Q.
/(2)/ Consists of $380,000 of audit-related fees including employee benefit plan audits, service auditors reports, foreign statutory audits and accounting consultations, and $421,000 of other non-audit related fees consisting of tax consultations and tax return preparation including out-of-pocket expenses. The Audit Committee has considered whether the provision of these services is compatible with maintaining the external auditors' independence, and has approved all non-audit services.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and Directors and persons owning in excess of 10% of the shares of the Common Stock outstanding to file reports of ownership and changes in ownership with the Commission. Officers, Directors and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file. The Company believes that, during the year ended December 31, 2002, all of its officers and Directors complied with Section 16(a) filing requirements.

Shareholder Proposals for the 2004 Annual Meeting

Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the next Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act ("Rule 14a-8") must be received at the corporate offices of the Company, 255 Fiserv Drive, Brookfield, Wisconsin 53045,
Attention: Charles W. Sprague, Executive Vice President, General Counsel, Secretary and Chief Administrative Officer, no later than October 31, 2003. In addition, a shareholder who otherwise intends to present business at the 2004 Annual Meeting must comply with the requirements set forth in the Company's By-laws. Among other things, to bring business before an Annual Meeting, a shareholder must give written notice thereof, complying with the By-laws, to the Company at the address listed above not later than 30 days in advance of the scheduled date of the Annual Meeting (subject to certain exceptions if the date of the Annual Meeting is advanced). Under the By-laws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2004 Annual Meeting but do not intend to include in the Company's Proxy Statement for such meeting) prior to March 4, 2004, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2004 Annual Meeting. If the Board of Directors chooses to present such proposal at the 2004 Annual Meeting, then the persons named in the proxies solicited by the Board of Directors for the 2004 Annual Meeting may exercise discretionary voting power with respect to such proposal. It is urged that any such proposals be sent certified mail, return receipt requested.

Annual Report

The Annual Report of the Company for 2002 will be mailed to each shareholder on or about February 28, 2003. The Company's Annual Report on Form 10-K for 2002, filed by the Company with the Commission, will be furnished without charge to any person requesting a copy thereof in writing and stating such person is a beneficial holder of shares of Common Stock of the Company on the record date for the Annual Meeting. Requests and inquiries should be addressed to Charles W. Sprague.

Other Matters

Pursuant to the rules of the Commission, services that deliver the Company's communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company's Annual Report to shareholders and Proxy Statement. Upon written or oral request, the Company will promptly deliver a separate copy of the Annual Report to shareholders and/or Proxy Statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or writing Charles W. Sprague, Executive Vice President, General Counsel, Secretary and Chief Administrative Officer, Fiserv, Inc., 255 Fiserv Drive, Brookfield, Wisconsin 53045; (262) 879-5000.

                                           By Order of the Board of Directors

                                           /s/ Charles W. Sprague

                                           Charles W. Sprague, Secretary
                                           Brookfield, Wisconsin
                                           February 28, 2003

                                                                       Exhibit A

                                  FISERV, INC.

                             AUDIT COMMITTEE CHARTER

1.  Function

The Audit Committee is a Committee of the Board of Directors of Fiserv, Inc. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls, which management and the Board of Directors have established and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, Fiserv Corporate Audit and the external auditor.

2.  Responsibilities

In meeting its responsibilities, the Audit Committee shall:

..   Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation. Fiserv shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the external auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

..   Be directly and solely responsible for the appointment, compensation and oversight of the work of the external auditor, including resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work. The external auditor is ultimately accountable and reports directly to the Committee. Specific duties include, but are not limited to, consideration of the following:

        -    Auditor engagement letters
        -    Estimated fees
        -    Timing of auditor's visits
        -    Coordination with internal auditing
        -    Monitoring of audit results
        -    Review of auditor's performance
        -    Review accounting policies and disclosures
        - Proper rotation of audit partners, as required by the Securities and Exchange Commission

..   Ensure independence of external auditor by:

        - Obtaining documentation from the external auditor stating their independence from Fiserv in compliance with Independence Standards Board Standard No. 1.
        - Considering whether the non-audit services Fiserv receives from its external auditor are compatible with maintaining the independence of the external auditor. All auditing services must be pre-approved by the Committee and, subject to de minimis exceptions permitted by
             Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Committee prior to the completion of the audit, permitted non-audit services to be performed by the external auditor must be pre-approved by the Committee. Approval of non-audit services to be performed by the external auditor must be disclosed in Fiserv, Inc.'s periodic public filings. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate to grant such pre-approvals, provided that decisions of such subcommittee to grant pre-approvals must be presented to the full Committee at its next scheduled meeting.

        - Engaging in dialogue with auditor to assure certainty that the external auditor remains independent and that the Board of Directors takes appropriate action when and as necessary to assure the external auditor's independence.

..   Review and discuss the financial statements with management and the external auditors, including:

        -    Interim financial statements

        - Annual financial statements, external auditor's opinion and management letters

..   Inquire of management, the Director of Audit, and the external auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to Fiserv.

..   Review and discuss, as required by Statement on Accounting Standards No. 61, quarterly reports from the external auditors regarding:

        -    All critical accounting policies and practices to be used.

        - All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the external auditor.

        - Other material written communications between the external auditor and management, such as any management letter or schedule of unadjusted differences.

..   Review disclosures made to the Committee by Fiserv, Inc.'s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

..   Recommend to the Board of Directors whether the audited financial statements should be included in the Annual Report on Form 10-K.

..   The CEO, CFO, Director of Audit and Corporate Controller will meet with the
    Committee prior to filing Forms 10-Q and 10-K to review the reports and to make such further changes as are deemed appropriate.

..   Review legal and regulatory matters that may have a material impact on the financial statements, related compliance policies, and programs and reports received from regulators.

..   Consider and approve all related party transactions.

..   Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

..   Review the Committee's charter annually and update when appropriate.

..    Review periodically the directors' roles and responsibilities to ensure that these remain appropriate and assure disclosure of conflict of interest.

..    Review and approve the Director of Audit's compensation package annually.

..    The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

..    Meet with the Director of Audit, the external auditor and management to discuss any matters that the Committee or these groups believe should be discussed with the Audit Committee.

..    Review with the Director of Audit and the external auditor the coordination of audit effort to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

..    Consider and review with management and the Director of Audit significant findings during the year and management's responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.

..    Minutes of each meeting are to be prepared and sent to Audit Committee members and the Fiserv directors who are not members of the Committee. If the secretary of the corporation has not taken the minutes, they should be sent to him or her for permanent filing.

..    Prepare annually a report of the Audit Committee for inclusion in Fiserv,
     Inc.'s annual proxy statement. The report shall include information required by the Securities and Exchange Commission.

..    The Committee must establish "Whistle-Blower Procedures" for receipt, retention and treatment of complaints received by individuals within Fiserv regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

..    Provide oversight of the Code of Ethics for Senior Financial Officers.

..    Review and consider reports of evidence of material violations of securities laws or breaches of fiduciary duty or similar violations by Fiserv provided to the Committee by lawyers.

3.  Membership

The membership of the Audit Committee shall consist of at least three Directors that meet the independence and experience requirements of The Nasdaq Stock Market, Inc. ("Nasdaq"), Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the SEC. To the extent required by the rules of Nasdaq, at least one member of the Committee must be a financial expert as defined by the rules of Nasdaq. Audit Committee members and the Committee Chairman shall be designated by the full Board of Directors upon recommendations of the Nominating Committee.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors. While the Audit Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements of Fiserv are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditor.

                                  Fiserv, Inc.
                                255 Fiserv Drive
                           Brookfield, Wisconsin 53045
                                 (262) 879-5000

Fiserv, Inc. is located in the Brookfield Lakes Corporate Center. It is approximately 25 minutes from Milwaukee General Mitchell International Airport and 20 minutes from downtown Milwaukee.

From Chicago, go north on I-94 to Milwaukee. After entering Wisconsin, you will pass through Racine and Kenosha counties. Approaching Milwaukee County, watch for the I-894 bypass. This is a left lane exit. After approximately nine miles, this bypass runs back into I-94; take the left lane exit for I-94 to Madison. The second exit, approximately 3 miles, is Moorland Road north.

From Milwaukee's Mitchell International Airport, take I-94 north to Milwaukee. As you approach Milwaukee, take I-894 (bypass). This is a left lane exit. After approximately nine miles, this bypass runs back into I-94; take the left lane exit for I-94 to Madison. The second exit, approximately 3 miles, is Moorland Road north.

From Moorland Road, go north approximately 3/4 mile (two stoplights) to Bluemound Road/Highway 18. Turn left (west) on Bluemound Road and continue approximately 1-1/2 miles (five stoplights), turning left at the stoplight into the entrance to Brookfield Lakes Corporate Center (you will see the Wyndham Gardens Hotel at this entrance).

Traveling from the west, exit I-94 at Bluemound Road/Highway 18. Go east on Bluemound Road approximately 1-1/2 miles (six stoplights), turning right at the stoplight into the entrance to Brookfield Lakes Corporate Center.

Once inside Brookfield Lakes, take Corporate Drive approximately 1/4 mile to Fiserv Drive and turn right. Fiserv Drive leads directly to the Fiserv headquarters.

                                   [MAP HERE]

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[LOGO] FISERV(R)

255 Fiserv Drive
Brookfield, Wisconsin  53045

                                  FISERV, INC.

   This Proxy is solicited on behalf of the Board of Directors of Fiserv, Inc.

The undersigned hereby appoints LESLIE M. MUMA, DONALD F. DILLON and CHARLES W. SPRAGUE as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of Fiserv, Inc. held of record by the undersigned on February 14, 2003, at the Annual Meeting of Shareholders to be held on April 3, 2003, or any adjournment thereof. This card also constitutes voting instructions for any shares held for the undersigned in the 401(k) Savings Plan of Fiserv, Inc. and Its Participating Subsidiaries and the Fiserv Predecessor Employer Retirement Plan.

Election of Directors:

Nominees for a term expiring in 2006:
D.P. Kearney
L.M. Muma
L.W. Seidman

Proposal:

To approve an amendment to the Company's Restated Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 450,000,000.

You are encouraged to mark your choices in the appropriate boxes on the reverse side of this proxy card. If you do not mark any boxes your vote will be voted in accordance with the Board of Directors' recommendation. However, the Proxies can not vote your shares unless you sign and return this card.

                                                           ---------------------
                                                                 SEE REVERSE
                                                                    SIDE

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                            . FOLD AND DETACH HERE .

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X   Please mark your votes as in this example.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for both of the proposals.

1.  Election of three directors to serve for a three-year term expiring in 2006:

FOR all nominees for their term                 WITHHOLD AUTHORITY to vote
listed on the reverse side (except as           for all nominees listed below
written to the contrary on the line provided)

[_]                                             [_]

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the line provided below.)

_______________________________________

2. To approve an amendment to the Company's Restated Articles of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 450,000,000:

FOR                        AGAINST                   ABSTAIN

[_]                        [_]                       [_]


Yes, I will attend the annual meeting on April 3, 2003:                [_]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE SIGN exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please mark, date, sign and return this proxy card promptly.

______________________________________________________

______________________________________________________
SIGNATURE (S)                                 DATE